EXHIBIT 8.1

List of Subsidiaries and Affiliated Entities
(As of March 15, 2014)

Subsidiaries	Percentage Attributable to Our Company	Place of Incorporation
1. CISG Holdings Ltd.	100%	BVI
2. Minkfair Insurance Management Limited	100%	Hong Kong
3. CNinsure Holdings Ltd.	100%	BVI & Hong Kong
4. CNinsure Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd. (formerly known as Haidileji Enterprise Image Planning (Shenzhen) Co., Ltd. and Fanhua Zhonglian Enterprise Image Planning (Shenzhen) Co., Ltd.).	100%	PRC
5. CNinsure Xinlian Information Technology Consulting (Shenzhen) Co., Ltd. (formerly known as Yiqiman Enterprise Management Consulting (Shenzhen) Co., Ltd. and Fanhua Xinlian Information Technology Consulting (Shenzhen) Co., Ltd.)	100%	PRC
6. CNinsure Insurance Sales Service Group Company Limited (formerly known as Shenzhen Fanhua Nanfeng Investment Holding Co., Ltd.)	100%	PRC
7. Guangzhou Zhongqi Enterprise Management Consulting Co., Ltd.	100%	PRC
8. Beijing Ruisike Management Consulting Co., Ltd.	100%	PRC
9. Beijing Fanlian Investment Co., Ltd.	100%	PRC
10. Litian Zhuoyue Software (Beijing) Co., Ltd.	100%	PRC
11. Shenzhen Bangbang Auto Services Co., Ltd.	100%	PRC
12. InsCom Holdings Limited	65.1%	BVI
13. InsCom Group Limited(1)	65.1%	BVI
14. InsCom HK Limited(1)	65.1%	Hong Kong
15. Ying Si Kang Information Technology (Shenzhen) Co., Ltd.(1)	65.1%	PRC
16. Guangzhou Huajie Insurance Agency Co., Ltd.(2)	100%	PRC
17. Dongguan Zhongxin Insurance Agency Co., Ltd.(2)	100%	PRC
18. CNinsure Bocheng Insurance Brokerage Co., Ltd. (also known as Fanhua Bocheng Insurance Brokerage Co., Ltd.)(2)	100%	PRC
19. CNinsure Times Insurance Sales & Service Co., Ltd. (formerly known as Guangzhou Fanhua Insurance Agency Co., Ltd.)(2)	100%	PRC
20. CNinsure Lianxing Insurance Sales Co., Ltd.(also known as Fanhua Lianxin Insurance Sales Co., Ltd.)(3)	100%	PRC

Subsidiaries	Percentage Attributable to Our Company	Place of Incorporation
21. Sichuan CNinsure Insurance Agency Co., Ltd.( also known as Sichuan Fanhua Insurance Agency Co., Ltd.) (4)	100%	PRC
22. Beijing Fanlian Insurance Agency Co., Ltd.(4)	100%	PRC
23. Beijing CNinsure Insurance Agency Co.,Ltd.(also known as Beijing CNinsure Insurance Agency Co.,Ltd.)(4)	100%	PRC
24. Beijing CNinsure Fumin Insurance Agency Co., Ltd.(also known as Beijing Fanhua Fumin Insurance Agency Co., Ltd.)(4)	100%	PRC
25. Guangdong CNinsure Kafusi Insurance Brokerage Co., Ltd.( also known as Beijing Fanhua Fumin Insurance Agency Co., Ltd.)(4)	100%	PRC
26. Guangzhou Fanhua Yi’an Insurance Agency Co., Ltd. (also known as Guangzhou CNinsure Yi’an Insurance Agency Co., Ltd.) (4)	100%	PRC
27. Foshan Tuohua Insurance Agency Co., Ltd.(4)	100%	PRC
28. Dongguan Nanfeng Jiayu Insurance Agency Co., Ltd.(4)	100%	PRC
29. Guangdong CNinsure Nanfeng Insurance Agency Co., Ltd.( also known as Guangdong Fanhua Nanfeng Insurance Agency Co., Ltd.)(4)	100%	PRC
30. Shenzhen CNinsure Nanfeng Insurance Agency Co.,Ltd. (also known as Shenzhen Fanhua Nanfeng Insurance Agency Co.,Ltd.) (5)	100%	PRC
31. Hebei Lianda Insurance Agency Co., Ltd.(4)	100%	PRC
32. Fujian CNinsure Guoxin Insurance Agency Co., Ltd. (also known as Fujian Fanhua Guoxin Insurance Agency Co., Ltd.) (4)	100%	PRC
33. Hangzhou CNinsure Zhixin Insurance Agency Co., Ltd. (also known as Hangzhou Fanhua Zhixin Insurance Agency Co., Ltd.) (4)	100%	PRC
34. Tianjin CNinsure Xianghe Insurance Agency Co., Ltd. (also known as Tianjin Fanhua Xianghe Insurance Agency Co., Ltd.) (6)	70%	PRC
35. Changsha Lianyi Insurance Agency Co., Ltd.(6)	70%	PRC
36. Henan CNinsure Anlian Insurance Agency Co., Ltd. (also known as Henan Fanhua Anlian Insurance Agency Co., Ltd.) (6)	51%	PRC
37. Ninbo Baolian Insurance Agency Co., Ltd.(6)	51%	PRC
38. Shandong CNinsure Mintai Insurance Agency Co., Ltd. (also known as Shandong Fanhua Mintai Insurance Agency Co., Ltd.) (6)	51%	PRC

Subsidiaries	Percentage Attributable to Our Company	Place of Incorporation
39. Hunan CNinsure Insurance Agency Co., Ltd. (also known as Hunan Fanhua Insurance Agency Co., Ltd.) (7)	55%	PRC
40. Hubei CNinsure Insurance Agency Co., Ltd. (also known as Hubei Fanhua Insurance Agency Co., Ltd.) (7)	60%	PRC
41. Liaoning CNinsure Gena Insurance Agency Co., Ltd. (also known as Liaoning Fanhua Gena Insurance Agency Co., Ltd.)(7)	60%	PRC
42. Zhejiang CNinsure Tongchuang Insurance Agency Co., Ltd. (also known as Zhejiang Fanhua Tongchuang Insurance Agency Co., Ltd.)(7)	60%	PRC
43. Jiangsu CNinsure Lianchuang Insurance Agency Co., Ltd. (also known as Zhejiang Fanhua Tongchuang Insurance Agency Co., Ltd.) (7)	70%	PRC
44. Sichuan CNinsure Xintai Insurance Agency Co., Ltd. (also known as Sichuan Fanhua Xintai Insurance Agency Co., Ltd.) (7)	100%	PRC
45. Guangdong Meidiya Investment Co., Ltd.(8)	100%	PRC
46. Jiangmen CNinsure Zhicheng Insurance Agency Co.,Ltd. (also known as Jiangmen Fanhua Zhicheng Insurance Agency Co.,Ltd.) (9)	100%	PRC
47. Hebei Fanlian Insurance Agency Co., Ltd.(9)	51%	PRC
48. Shenyang Fangda Insurance Agency Co., Ltd.(9)	51%	PRC
49. Shanghai CNinsure Guosheng Insurance Agency Co., Ltd. (also known as Shanghai Fanhua Guosheng Insurance Agency Co., Ltd.) (9)	55%	PRC
50. Jiangxi CNinsure Insurance Agency Co., Ltd. (also known as Jiangxi Fanhua Insurance Agency Co., Ltd.) (9)	70%	PRC
51. Fujian CNinsure Investment Co., Ltd. (also known as Fujian Fanhua Investment Co., Ltd.) (10)	100%	PRC
52. Fujian CNinsure Xinheng Insurance Agency Co., Ltd. (also known as Fujian Fanhua Xinheng Insurance Agency Co., Ltd.) (10)	100%	PRC
53. Nanping CNinsure Jinying Insurance Agency Co., Ltd. (also known as Nanping Fanhua Jinying Insurance Agency Co., Ltd.) (11)	51%	PRC
54. Guangdong CNinsure Fangzhong Investment Management Co., Ltd. (also known as Guangdong Fanhua Fangzhong Investment Management Co., Ltd.) (9)	51%	PRC
55. CNinsure Insurance Surveyors & Loss Adjustors Co., Ltd. (also known as Fanhua Insurance Surveyors & Loss Adjustors Co., Ltd.) (12)	51%	PRC

Subsidiaries	Percentage Attributable to Our Company	Place of Incorporation
56. Shanghai CNinsure Teamhead Insurance Surveyors & Loss Adjustors Co., Ltd. (also known as Shanghai Fanhua Teamhead Insurance Surveyors & Loss Adjustors Co., Ltd.) (12)	51%	PRC
57. Shenzhen CNinsure Property and Casualty Insurance Surveyors & Loss Adjustors Co., Ltd. (also known as Shenzhen Fanhua Property and Casualty Insurance Surveyors & Loss Adjustors Co., Ltd.) (12)	51%	PRC
58. Shenzhen CNinsure Software Technology Co., Ltd. (also known as Shenzhen Fanhua Software Technology Co., Ltd.) (12)	51%	PRC

Affiliated Entities	Percentage Attributable to Our Company	Place of Incorporation
1. Sichuan Yihe Investment Co., Ltd.(13)	100%	PRC
2. Shenzhen Xinbao Investment Management Co., Ltd.(14)	65.1%	PRC
3. Shijiazhuang CNinsure Anxin Investment Co., Ltd. (also known as Shijiazhuang Fanhua Anxin Investment Co., Ltd.) (15)	100%	PRC
4. Hebei CNinsure Anxin Insurance Agency Co., Ltd. (also known as Hebei Fanhua Anxin Insurance Agency Co., Ltd.) (16)	100%	PRC
5. Shandong CNinsure Xintai Insurance Agency Co., Ltd. (also known as Shandong Fanhua Xintai Insurance Agency Co., Ltd.) (15)	100%	PRC
6. Jinan CNinsure Rongtai Insurance Agency Co., Ltd. (also known as Jinan Fanhua Rongtai Insurance Agency Co., Ltd.) (17)	100%	PRC
7. CNinsure Century Insurance Sales & Service Co., Ltd. (also known as Fanhua Shiji Insurance Co., Ltd.) (18)	65.1%	PRC
8. Shenzhen InsCom E-commerce Co., Ltd.(19)	65.1%	PRC
9. CNinsure Puyi Fund Sales Co., Ltd. (also known as Fanhua Puyi Investment Management Co., Ltd.)(20)	19.5%	PRC
10. Sincere Fame International Limited	20.6%	BVI
11. Shanghai Teamhead Automobile Surveyors Co., Ltd.(21)	20.4%	PRC
12. Jiaxing Baolian Insurance Agency Co., Ltd(22)	30%	PRC

(1)	100% of the equity interests in each of these companies are held directly or indirectly by InsCom Holdings Limited.

(2)	100% of the equity interests in each of these companies are held directly by CNinsure Insurance Sales Service Group Company Limited.

(3)
We beneficially own 100% equity interests in this Company, of which 99% of the equity interests are held directly by CNinsure Insurance Sales Service Group Company Limited and the the remaing 1% by Sichuan Yihe Investment Co., Ltd. in which we beneficially own 100% equity interests.

(4)	100% of the equity interests in each of these companies are held directly by CNinsure Times Insurance Sales & Service Co., Ltd..

(5)	100% of the equity interest in this company are held directly by Guangdong CNinsure Nanfeng Insurance Agency Co., Ltd..

(6)	Majority equity interests in the range of 51-70% in each of these companies are are held directly by CNinsure Times Insurance Sales & Service Co., Ltd..

(7)	Majority equity interests in the range of 51-100% in each of these companies are held directly by CNinsure Lianxing Insurance Sales Co., Ltd..

(8)
We beneficially own 100% equity interests in this company, of which 90% of the equity interests are held directly by CNinsure Insurance Sales Service Group Company Limited and the remaining 10% by two individual shareholders.

(9)	Majority equity interests in the range of 51-100% in each of these companies are held directly by Guangdong Meidiya Investment Co., Ltd..

(10)
We beneficially own 100% equity interests in each of these company, of which 55% of the equity interests are held directly by Guangdong Meidiya Investment Co., Ltd. and the remaining by Sichuan Yihe Investment Co., Ltd. in which we beneficially own 100% equity interests.

(11)	51% of the equity interests in this companies are held directly by Fujian CNinsure Xinheng Insurance Agency Co., Ltd..

(12)	100% of the equity interests in each of these companies are held directly by Guangdong CNinsure Fangzhong Investment Management Co., Ltd..

(13)
We beneficially own 100% equity interests in this company, of which 20% of the equity interests are held directly by CNinsure Insurance Sales Group Company Limited and the remaining 80% by two individual shareholders.

(14)	We beneficially own 65.1% of the quity interests in this company.

(15)	100% of the equity interests in each of these companies are held directly by Sichuan Yihe Investment Co., Ltd..

(16)	100% of the quity interests in each of these company are held directly by Shijiazhuang CNinsure Anxin Investment Co., Ltd..

(17)	100% of the quity interests in this company are held directly by Shandong CNinsure Xintai Insurance Agency Co., Ltd.

(18)	100% of the equity interests in this company are held directly by Shenzhen Xinbao Investment Co., Ltd..

(19)	100% of the equity interest in this company are held directly by CNinsure Century Insurance Sales & Service Co., Ltd..

(20)	19.45% of the quity interests in this company are held directly by Sichuan Yihe Investment Co., Ltd..

(21)	40% of the equity interest in this company are held by Shanghai CNinsure Teamhead Insurance Surveyors & Loss Adjustors Co., Ltd..

(22)	30% of the equity interest in this company are held by Guangdong Meidiya Investment Co., Ltd..